CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH PORTIONS ARE MARKED AS INDICATED WITH BRACKETS (“[***]”) BELOW.

技术许可协议
Technology License Agreement

协议方
between
爱科索仿生机械有限公司
Ekso Bionics, Inc.

与
and
爱科索智能机器人有限公司
Exoskeleton Intelligent Robotics Co. Limited

2019年 10 月 22 日
October 22, 2019

目录
TABLE OF CONTENTS

1.	定义༚ 1

Definitions.	1

2.	协议范围 10

Scope of Agreement.	10

3.	许可技术的转让 13

Transfer of Licensed Technologies	13

4.	转授许可 16

Sublicensing.	16

5.	许可技术的改进和更新 17

Improvements and Updates of Licensed Technologies.	17

6.	研发费用 19

Development Fees	19

i

7.	许可专利的挑战 23

Challenges to Licensed Patents.	23

8.	许可技术以及第三方侵权索赔的执行 23

Enforcement of Licensed Technologies and Third-party Infringement Claims	23

9.	遵守法律 26

Compliance with Laws.	27

10.	保密条款 28

Confidentiality.	28

11.	声明与保证 31

Representations and Warranties.	31

12.	责任限制 35

Liability Limitations	35

13.	免责 36

Indemnification.	36

14.	期限与终止。 38

Term and Termination.	38

15.	其他 39

Miscellaneous.	39

附件A 许可产品	50

APPENDIX A LICENSED PRODUCTS	50

附件B 保密协议	51

APPENDIX B CONFIDENTIALITY AGREEMENT	51

附件C 培训和支持	54

APPENDIX C TRAINING AND SUPPORT	54

附件D 费用承担	57

APPENDIX D THE EXPENSES	57

附录 E 交付物清单	59

APPENDIX E LIST OF DELIVERABLES	59

技术许可协议
Technology License Agreement
本技术许可协议(“本协议”) 是由爱科索仿生机械有限公司(“许可方”)与爱科索智能机器人有限公司(“被许可方”)于2019年__10 月__22 日(生效日期)签订。爱科索仿生机械有限公司系一家根据美国特拉华州法律成立并存续的公司༌注册地址为【1414 Harbour Way South, Suite 1201 Richmond, California 94804 U.S.A.】༛爱科索智能机器人有限公司系一家根据中华人民共和国法律成立并存续的有限责任公司༌注册地址为【中华人民共和国浙江省绍兴市柯桥区】。(许可方和被许可方在下文中统称为“双方”༌单独称为“一方”。)
This Technology License Agreement (this “Agreement”), dated as of October 22, 2019 (the “Effective Date”), is by and between Ekso Bionics, Inc., a corporation organized and existing under the Laws of the State of Delaware, U.S.A., located at [1414 Harbour Way South, Suite 1201 Richmond, California 94804 U.S.A] (“Licensor”) and Exoskeleton Intelligent Robotics Co. Limited , a limited liability company organized and existing under the Laws of the PRC, located at [Keqiao District, Shaoxing, Zhejiang Province, PRC] (“Licensee”). (Licensor and Licensee are hereinafter referred to collectively as both “Parties” and individually as a “Party”.)
除另有规定外༌本协议中的大写术语与合资合同 (定义见事实陈述部分条款A)具有相同的含义。
Unless otherwise provided, the capitalized terms in this Agreement shall have the same meaning as ascribed in the Joint Venture Contract (defined in Recitals A).

订约缘由
Recitals
A.许可方已与浙江优创创业投资有限公司 (“优创”) 以及绍兴市柯桥区天堂硅谷智能机器人产业投资合伙企业 (有限合伙) (“产业投资基金”) 于2019年1月30日签署了一份《合资经营企业合同》 (“合资合同”) ༌以便授权被许可方制造许可产品及其组件和配件以及在合同区域提供与许可产品相关的市场推广、技术培训和维护。
Licensor has entered into a joint venture agreement dated 01/30, 2019 with Zhejiang Youchuang Venture Capital Investment Co., Ltd. (“Youchuang”) and Shaoxing City Keqiao District Paradise Silicon Intelligent Robot Industrial Investment Partnership (Limited Partnership) (“Industrial Investment Fund”) to form Licensee for Licensee to manufacture the Licensed Products and the components and subassemblies thereof, and provide marketing promotion,

1

technical training and maintenance associated with the Licensed Products (the “Joint Venture Contract”), in the Territory.
B.许可方同意向被许可方授予在合资期间在合同区域内的许可技术的免费的、永久性、不可撤销和独家许可༌以便使被许可方能够在中国境内制造许可产品及其组件和配件༌以及在合同区域内销售许可产品并提供许可产品相关的市场推广、技术培训和维护。
Licensor agrees to grant Licensee a free, perpetual, irrevocable, exclusive license of the Licensed Technologies in the Territory during the Joint Venture Term for the sole purpose to enable the Licensee to manufacture the Licensed Products and the components and subassemblies thereof in China, to sell the Licensed Products, and to provide marketing promotion, technical training and maintenance associated with the Licensed Products, in the Territory.
C.许可方有权向被许可方授予许可技术中与附录A所列的许可产品 (“许可产品”) 有关的专利、专利申请和非专利制造技术的许可༛
Licensor has the right to license to Licensee the patents, Patent Application and non-patented manufacturing technologies in Licensed Technologies in relation to the Licensed Products listed in Appendix A (the “Licensed Products”);
D.被许可方希望许可方授予其在许可产品上使用许可技术的许可༌以便被许可方在中国境内制造、组装和使用许可产品༌以及在合同区域内销售许可产品并提供与许可产品相关的市场推广、技术培训和维护༛并使用许可技术对许可产品的本地化和改进进行研究。许可方愿意根据本协议规定的条款和条件༌向被许可方授予许可专利、许可技术和专有技术以及许可产品的许可。除为专门出口给许可方或代表许可方出口的许可产品制造所必需或者双方另行协商同意以外༌不得在本合同区域以外授予任何权利༛
Licensee desires to obtain a license from Licensor to use the Licensed Technologies on Licensed Products such that within China, Licensee may manufacture, assemble and use the Licensed Products and the Licensee may sell the Licensed Products, provide marketing promotion, training and maintenance associated with the Licensed Products, in the Territory; and make research as to the local adaption and improvement of the Licensed Products with the Licensed Technologies. Licensor is willing to grant to Licensee a license to the Licensed Technologies and the Licensed Products on the terms and conditions set out in this Agreement. No rights outside the Territory are granted except to the extent necessary for manufacturing Licensed Products for export exclusively to or on behalf of the Licensor or unless otherwise agreed by both Parties hereto;
因此༌鉴于本协议规定的共同契约、条款和条件༌以及双方在此确认收讫并确认充分的其他有效对价约因༌现双方达成如下协议༚

2

NOW, THEREFORE, in consideration of the mutual covenants, terms and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, both Parties agree as follows:

3

1.定义༚
Definitions.
在本协议中༌下列术语的含义如下༚
For purposes of this Agreement, the following terms shall have the following meanings:

1.1	某一方的“关联方”系指控制该方、由该方控制或与该方处于共同控制之下的任何其他人。在该定义中༌“控制”一词的意思是直接或间接持有某一实体百分之五十(50%)以上具有投票权的股份༌或如未持有该份额的股份༌通过出资或持股或契约式控股或其他方式༌拥有足够的权力来实质性地影响该实体、或董事会、股东会议或该实体的其他决策机构༛“受控于”和“处于共同控制”具有相关含义。
“Affiliate” of a Party means any other Person that controls, is controlled by, or is under common control with, such Party. The term “control” for purposes of this definition means directly or indirectly, holding more than fifty percent (50%) of the voting shares of an entity, or if not, holding, through its capital contribution or shareholding or holding by contract or otherwise, sufficient powers to materially influence the entity, or the board of directors, shareholders’ meeting, or other decision-making body of the entity; and “controlled by” and “under common control with” have correlative meanings.

1.2	“本协议”定义如前言所述。
“Agreement” has the meaning set forth in the preamble.

1.3	“工作日”系指除中华人民共和国星期六、星期日或公众假期外的其他日子。
“Business Day” means a day other than a Saturday, Sunday or public holiday of the PRC.

1.4
“保密信息”系指协议一方或其关联方或代表所有非公开的、保密的或专有的信息༌无论是口头、书面、电子或其他形式或媒体的信息༌无论此类信息是否标记、指定或确认为“保密”༌保密信息包括由于标的物的性质或其披露的周边环境而被合理理解为保密或专有的任何信息༌尤其包括༚(a)许可技术༛(b)协议一方的其他非专利发明、创意、方法和发现、专有技术、商业秘密、未发表的专利申请、发明披露、发明摘要和其他保密知识产权༛(c)上述任何一项的全

部或部分的所有其他设计、规范、文件、组件、源代码、目标代码、图像、图标、视听组件和对象、示意图、图纸、协议、过程和其他视觉描述༛(d)技术文件༛(e)由被许可方、其关联方或其代表编写的或为其编写的、基于或以其他方式反映或源自上述全部或部分内容的所有说明、分析、汇编、报告、预测、研究、样品、数据、统计、摘要、解释和其他材料༛以及(f)被披露方 (“披露方”) 视为保密或专有的任何形式或媒体的所有信息༌无论是口头、书面、电子或其他形式༌包括包含或与披露方的技术、技术改进、商业机密、专有技术、业务操作、计划、策略、客户与定价相关的信息༌以及披露方认为与合同义务或其他保密义务相关的所有信息༌无论该等信息是否被标记、指定或以其他方式确定为“保密信息”༛以及(g)在不限制前述内容的前提下༌本协议中所有客户信息、规格、文件、非公开营销材料和商业条款均为各方的保密信息。
“Confidential Information” means all non-public, confidential or proprietary information of one Party, or its Affiliates or Representatives, whether in oral, written, electronic or other form or media, whether or not such information is marked, designated or otherwise identified as “confidential” and includes any information that, due to the nature of its subject matter or circumstances surrounding its disclosure, would reasonably be understood to be confidential or proprietary, including, specifically: (a) the Licensed Technologies; (b) a Party’s other unpatented inventions, ideas, methods and discoveries, know-how, trade secrets, unpublished patent applications, invention disclosures, invention summaries and other confidential intellectual property; (c) all other designs, specifications, documentation, components, source code, object code, images, icons, audiovisual components and objects, schematics, drawings, protocols, processes, and other visual depictions, in whole or in part, of any of the foregoing; (d) the Technical Documentation; (e) all notes, analyses, compilations, reports, forecasts, studies, samples, data, statistics, summaries, interpretations and other materials prepared by or for the Licensee, its Affiliates or its Representatives that contain, are based on, or otherwise reflect or are derived from any of the foregoing in whole or in part; and (f) all information in any form or media, whether in oral, written, electronic or other form, deemed as confidential or proprietary by the Party disclosing such information (the “Disclosing Party”), including information containing or relating to the Disclosing Party’s technologies, improvements, trade secrets, know-how, business operation, plans, strategies, customers and pricing, and all information in connection with which the Disclosing Party assumes contractual or other confidentiality obligations, whether or not such information is marked, designated or otherwise identified as “confidential”; and (g) without limiting the foregoing, all customer information, specifications, documentation, non-public marketing materials and commercial terms hereof shall be Confidential Information of each Party.
保密信息不包括信息接收方 (“接收方”) 可以通过文件证明为如下来源的信息༚(a)在直接或间接地从披露方或其代表收到此类信息之前或在生效日期之前༌接收方已经知道的、且不限制使用或披露的信息༛(b)非因接收方、其关联方或其任何代表违反本协议或其他不当行为而被公众普遍知晓的信息༛或(c)接收方从当时未对披露方或任何其他人承担任何保密义务的第三方接收的信息༛或(d)在不参考或使用任何保密信息的情况下༌由接收方独立开发的信息༌接收方可以通过书面或其他记录证明的信息。
Confidential Information does not include information that the Party receiving such information (the “Receiving Party”) can demonstrate by documentation: (a) was already known to the Receiving Party without restriction on use or disclosure prior to the receipt of such information directly or indirectly from the Disclosing Party or its Representative or prior to the Effective Date; (b) was or becomes generally known by the public other than by breach of this Agreement by, or other wrongful act of, the Receiving Party, its Affiliates or any of its Representatives; or (c) was received by the Receiving Party from a third party who was not, at the time, under any obligation to the Disclosing Party, or any other Person to maintain the confidentiality of such information; or (d) was independently developed by the Receiving Party without reference to or use of any Confidential Information, as the Receiving Party may demonstrate by written or other records.
上述例外中不包含任何保密信息༌仅仅因为它包含或涉及到与该例外情况中某一特定披露项目相同的一般标的物༌上述例外中也不包含任何保密信息的一般标的物༌仅仅因为一个或多个包含或涉及到该标的物的特定项目在该例外情况范围中。
No Confidential Information is included in any of the foregoing exceptions merely because it comprises or relates to the same general subject matter as a specific item of disclosure falling within such exceptions, nor is any general subject matter of Confidential Information within any of the foregoing exceptions merely because one or more specific items comprising or relating to such subject matter fall within such exceptions.

1.5	“开发产品”系指[***]。

“Developed Products” means [***].

1.6	“披露方”系指向另一方披露保密信息的一方。
“Disclosing Party” is the Party disclosing Confidential Information to the other Party.

1.7	“生效日期”具有前言所述的含义。
“Effective Date” has the meaning set forth in the preamble.

1.8	“最终用户手册”系指许可方向其许可产品的购买者提供的标准用户手册༌该手册告知买方许可产品的适当功能以及如何评估问题。
“End User Manual(s)” means the standard user manual(s) provided by Licensor to its purchasers of the Licensed Products, which inform the purchaser about the proper functioning of the Licensed Products and how to evaluate problems.

1.9	“成立日期”系指《合资经营企业合同》中规定的成立日期。
“Establishment Date” has the meaning defined under the Joint Venture Contract.

1.10	“政府机构”系指任何联邦、州、州、国家、超国家、地方或其他政府机构༌无论国内或国外༌包括任何分部、部门、机构、机关、权力机构༈包括任何监管机构༉、委员会、局或处༌或任何法院、法庭或仲裁机构。
“Governmental Authority” means any federal, state, national, supranational, local or other government, whether domestic or foreign, including any subdivision, department, agency, instrumentality, authority (including any regulatory authority), commission, board or bureau thereof, or any court, tribunal or arbitrator.

1.11	“改进”系指[***]。因此༌“更新”系指[***]。
“Improvement” means [***]. Accordingly, “Update” means [***].

1.12	“法律”系指中央、地方、联邦、州、地方或外国政府或其政治分支、或任何具有合法管辖权的仲裁机构、法院或法庭的任何法规、法律、条例、条例、细则、规则、规范、命令、宪法、条约、普通法、判决、法令、其他要求或法规。
“Law” means any statute, law, ordinance, regulation, bylaw, rule, code, order, constitution, treaty, common law, judgment, decree, other requirement or rule of law of any central, local, federal, state, local or foreign government or political subdivision thereof, or any arbitrator, court or tribunal of competent jurisdiction.

1.13	“被许可方”具有前言所述的含义。
“Licensee” has the meaning set forth in the preamble.

1.14	“许可产品”系指附录A中所列明的产品。需特别指出的是༌只要优创或优创指定的第三方根据合资合同约定按时向许可方进行股权投资༌开发产品将纳入许可产品的范围༌则合资公司可以自动被授权免费使用许可产品。
“Licensed Product(s)” means the products listed in Appendix A. In particular, Developed Products will be included in the scope of Licensed Products as long as Youchuang or the third party designated by Youchuang is not delinquent in making its equity investments in the Licensor in accordance with the Joint Venture Contract, otherwise the Company can automatically be authorized to use the Licensed Products free of charge.

1.15	“许可技术”系指除爱科索出资的专利权之外的涉及在中国制造现有产品、开发产品及其组件和配件的所有其他专利技术和非专利制造技术༌包括但不限于设计、图纸、程序༈包括质量控制程序༉、数据、规范、制造方法和工艺、组装工艺和试运行。
“Licensed Technologies” means all patented technologies and non-patented manufacturing technologies involved in the China manufacture of the Current Products, Developed Products and components and subassemblies thereof other than the Patent Rights contributed by Ekso Bionics, including but not limited to designs, drawings, procedures including quality control procedures, data, specifications, manufacturing methods and processes, assembly processes and commissioning.

1.16	“许可方”具有前言中所述的含义。
“Licensor” has the meaning set forth in the preamble.

1.17	“损失”系指所有损失、损害赔偿、责任、缺乏、索赔、诉讼、判决、和解、利息、奖励、罚款、罚金、任何种类的成本或开支༌包括合理的律师费、执行本协议项下任何免责权利的成本以及追究任何保险公司的成本。

“Losses” means all losses, damages, liabilities, deficiencies, claims, actions, judgments, settlements, interest, awards, penalties, fines, costs or expenses of whatever kind, including reasonable attorneys’ fees and the cost of enforcing any right to indemnification hereunder and the cost of pursuing any insurance providers.

1.18	“净销售收入”是指被许可方在合同区域出售、出租、转让或销售许可产品而实际收到的[***]༈[***]༉༌其中不包括[***]༌减去༚
"Net Sales Revenues" means [***] actually received by the Licensee in selling, renting, transferring or selling Licensed Products in the Territory [***], excluding [***] less:

（i）	[***]༛
[***];

（ii）	[***]༛以及
[***]; and

（iii）	[***]。
[***].
[***]。
[***].

1.19	“专利申请”系指除专利权外任何实用新型申请、设计申请、延续和分割申请、临时申请、非临时申请、外国专利申请或专利保护申请༌尤其包括PCT申请。
“Patent Application” means any utility application, design application, continuation and divisional application, provisional application, non-provisional application, foreign patent application, or application for patent protection and specifically includes PCT Applications, except for the Patent Rights.

1.20	“专利保护”系指在一国境内编制并提交专利申请。
“Patent Protection” means the preparing and filing of a Patent Application in a country.

1.21	“专利权”具有合资合同所约定的含义。
Patent Rights shall have the same meaning as set forth in the Joint Venture Contract.

1.22	“人”系指个人、公司、合伙企业、合资企业、有限责任公司、政府机关、非法人组织、信托、协会或其他实体。
“Person(s)” means an individual, corporation, partnership, joint venture, limited liability company, Governmental Authority, unincorporated organization, trust, association or other entity.

1.23	“中华人民共和国”或“中国”仅就本协议而言༌系指中华人民共和国大陆地区。
“PRC” or “China” means, for the purpose of this Agreement only, the mainland of the People’s Republic of China.

1.24	“代表”系指一方及其关联方的雇员、高级职员、董事、顾问和法律顾问。
“Representatives” means a Party’s and its Affiliates’ employees, officers, directors, consultants and legal advisors.

1.25	“接收方”是接收另一方保密信息的一方。
“Receiving Party” is the Party receiving Confidential Information from the other Party.

1.26	“技术支持”系指许可方向被许可方提供的技术援助和/或技术培训。
“Technical Assistance” means the technical assistance and/or support that Licensor provides for Licensee.

1.27	“技术文件”系指许可产品的标准、规范和说明༌以及与在合同区域内制造、组装、使用和/或销售许可产品有关的技术文献、图纸、图片、磁带等。
“Technical Documentation” means the standards, specifications and instructions for the Licensed Products, and the technical literature, drawings, pictures, tapes, etc., relating to the manufacture, assemble, use and/or sale of Licensed Products in the Territory,

1.28	“期限”具有第14.1条规定的含义。

“Term” has the meaning set forth in Section 14.1.

1.29	“合同区域”指中国、香港、新加坡和马来西亚以及合同各方协商确定的其他国家和地区༌但不包括日本、印度和澳大利亚。
“Territory” means China, Hong Kong, Singapore, Malaysia and other countries and other countries to be mutually agreed by the Parties but excluding Japan, India and Australia.

1.30	“U.S.A.” 或 “U.S.” 系指美利坚合众国。
“U.S.A.” or “U.S.” means the United States of America.

2.    协议范围
Scope of Agreement.

2.1	许可技术的许可
License of the Licensed Technologies.

2.1.1	根据本协议条款和条件༌许可方特此在合资期限内和合同区域内授予被许可方在许可技术下不可转让的、不可转授的 (除根据合资合同批准的转授以外)、不可撤销的、免费的、独占性的权利和许可 (除第2.2条中所指权利外) ༌以制造、组装、生产、在中国境内使用许可产品和/或在合同区域内销售许可产品༌提供与许可产品相关的市场推广、技术培训和维护༌并对许可方进行的研发项目进行投资。
Subject to the terms and conditions of this Agreement, Licensor hereby grants to Licensee during the Joint Venture Term and in the Territory a nontransferable, non-sublicensable (except sublicense as approved pursuant to the Joint Venture Contract), irrevocable, free and exclusive right and license (other than the rights referred to in Section 2.2 ) under the Licensed Technologies to manufacture, assemble, made and have made, use the Licensed Products in China and to sell the Licensed Products in the Territory, provide marketing promotion, training and maintenance associated with the

Licensed Products and make investment in research and development projects undertaken by Licensor.

2.1.2
尽管有第2.1.1条中的规定༌如果自被许可方在中国销售第一件Ekso GT 产品后的[***]期间༌被许可方在中国销售的许可产品少于[***]༌则根据第2.1.1条授予被许可方的许可将会在许可方的自行决定下转变为非独占性的许可。在发生该转变后༌许可方应有权将根据第2.1.1条授予的权利授予或转授给合同区域内的任何第三方。此外༌被许可方应就专利权向许可方授予不可转让、不可再授权和不可撤销的免费独家权利和许可༌允许许可方在合同区域内制造、装配、制造或销售现有产品和开发产品。

Notwithstanding Section 2.1.1, if the Licensed Products sold by Licensee in China during [***] after the sale of the first EksoGT in China are less than [***], the license granted to Licensee pursuant to Section 2.1.1 will be converted into a non-exclusive license at Licensor’s sole discretion. Upon such conversion, Licensor shall have the right to license or sublicense the rights granted under Section 2.1.1 to any third party within the Territory. In addition, Licensee shall grant a nontransferable, sublicensable, irrevocable, free and exclusive right and license under the Patent Rights to Licensor to manufacture, assemble, made and have made the Current Products and Developed Products and sell them in the Territory.

2.1.3	除非本协议另有约定༌许可方应负责与许可专利和专利申请的准备、申请和审查相关的所有费用༌直到到达国家申请阶段༌无论是通过国际申请阶段(PCT)还是或直接通过国家申请阶段。许可方将负责管控专利的审查。若上述专利申请发生在合同区域内༌且以被许可方名义申请的༌则被许可方应负责与许可专利在全国申请阶段的专利处理和维护相关的所有费用。
Unless otherwise agreed in this Agreement, Licensor shall be responsible for any and all costs related to the preparation, filing and prosecution until the national stage, either through international (PCT) or direct national stage filings, of the patent and Patent Application under the Licensed Technologies. Licensor will be responsible for controlling the prosecution. If the patent application occurs in the Territory and is applied in the name of the Licensee, the Licensee shall be responsible for any and all costs related to the patent processing and maintenance during the national stage filing of the Licensed Patents.

2.1.4	对于作为许可专利的每一项专利和专利申请༌许可方应全权负责准备、申请、审查和维护并作出与此相关的所有决定༌并应通知被许可方任何专利和专利申请的状态所发生的任何变化。
For each patent and Patent Application included as a Licensed Technology, Licensor shall be solely responsible for, and make all decisions concerning, the preparation, filing, prosecution and maintenance thereof and notify Licensee and any changes in the status of any patent and Patent Application.

2.2	保留权利
Reserved Rights

2.2.1	许可方保留在合同区域外生产、组装、使用和/或销售许可产品的权利、提供许可产品相关的技术推广、培训和维护的权利、以及对合同区域外的许可产品相关的研发项目进行投资的权利。
Licensor reserves the rights to manufacture, assemble, use and/or sell Licensed Products outside the Territory, provide technical promotion, training and maintenance associated with the Licensed Products and make investments in research and development projects related to Licensed Products outside the Territory.

2.3	有限许可
Limited Grant.

2.3.1
除许可方根据第2条授予的权利和许可外༌本协议不向被许可方或任何其他人授予任何权利、所有权或权益༌包括许可方通过暗示、禁止反言或其他方式在合同区域之外提交的专利申请的任何许可。在限制上述规定的情况下༌本协议中的任何内容均不应被解释为通过暗示、禁止反言或其他方式༌授予除许可技术外许可方的任何专利或技术的任何权利、所有权或权益༌不论此类其他专利是否在许可技术任何专利中占主导或从属地位。本协议项下未明确授予许可方的所有权利、所有权和利益༌特此保留。

Except for the rights and licenses granted by Licensor under Section 2, this Agreement does not grant to Licensee or any other Person any right, title or interest including any license to Patent Applications filed outside the Territory by Licensor by implication, estoppel, or otherwise . Without limitation of the foregoing, nothing in this Agreement shall be construed as granting by implication, estoppel, or otherwise, any right, title or interest in, to or under any Licensor’s patents or technologies other than the Licensed Technologies regardless of whether such other patents are dominant or subordinate to any patent included in the Licensed Technologies. All rights, titles and interests not specifically, expressly granted by Licensor hereunder are hereby reserved.

2.3.2	经许可方和被许可方不时达成协议༌并通过对本协议的书面修改༌双方可不时调整交付物清单和附件A。本许可协议的目的是为能够使被许可方生产协议下所有许可产品༌若在产品生产和制造过程中发现除附件中相关技术文件外༌[***]
From time to time upon the mutual agreement of Licensor and Licensee and by written amendment to this Agreement, both Parties may from time to time adjust the List of Deliverables and Appendix A. The purpose of this agreement is to enable the Licensee to produce all Licensed Products. [***].

3.    许可技术的转让
Transfer of Licensed Technologies

3.1	许可技术的交付
Delivery of Licensed Technologies

3.1.1	许可方应在生效日或之前根据附录E规定༌就与许可产品相关的所有许可技术及技术文件༈以下简称“可交付物”༉编制一份清单༈以下简称“可交付物清单”༉༛此外༌对于未列于可交付物清单中的༌但是生产许可产品及其组件和配件所需的与许可技术相关的任何技术文件或资料༌许可方应及时以英文形式提供。

The Licensor shall prepare a list (“List of Deliverables”) by referencing Appendix E of all relevant Licensed Technologies and their Technical Documentation with regard to the Licensed Products (“Deliverables”) on or before the Effective Date; moreover, any technical documents or materials with respect to the Licensed Technologies that are not listed in the List of Deliverables, but necessary for manufacturing of the Licensed Products and the components and subassemblies thereof shall be provided by the Licensor timely in English.

3.1.2	为了满足被许可方的合理需求༌以在合同区域内制造、装配、使用和/或销售许可产品、提供许可产品相关的市场推广、技术培训和维护༌许可方应[***]༌向被许可方提供可交付物清单中列出的可交付物༛以及
Licensor shall, so as to meet the reasonable needs of Licensee to manufacture, assemble, use and/or sell Licensed Products in the Territory, provide marketing promotion, training and maintenance associated with the Licensed Products and deliver the Deliverables listed in the List of Deliverables to Licensee [***]; and

3.1.3	许可方提供的所有可交付物均受美国相关法律对上述技术和专有技术以及技术文件施加的出口限制的约束。许可方承诺༌已取得可交付物的交付所需获得的美国政府或任何其他监管机关或政府机关出口许可或其他批准意见༌许可方提供所有技术文件和所有材料为英语并采用许可方当前使用的计量单位。
All Deliverables delivered by Licensor are subject to the restrictions on the exportation of the above said technology and know-how and technical documents imposed by the relevant Laws of the U.S.A. Licensor undertakes that any required export license or other approvals from U.S government or any other regulatory or governmental authority for the delivery of the Deliverables has been obtained. All technical documents and all materials to be supplied by Licensor shall be in English and in the measurement units presently used by Licensor.

3.1.4	除非双方另有书面约定༌与可交付物有关的翻译费用应由被许可方承担。

The translation fee in relation to the Deliverables shall be borne by Licensee, unless otherwise agreed by the Parties in written.

3.1.5
被许可方可复印技术文件仅供内部已签署保密协议的员工使用༌严格执行附件B中所载保密协议。此类技术文件的任何副本༌无论原件或翻译件༌应继续遵循许可方的版权通知。被许可方不得向第三方披露技术文件或许可技术༌除非被许可方充分遵循第10条所述的要求。对于被许可方或被许可方向其披露任何技术文件的第三方༌被许可方应根据本协议第10条的约定༌就任何违反保密规定的行为向许可方负责。如果许可方通知被许可方༌需要对技术文件进行修改༌则被许可方应立即开始使用修改后的技术文件。如果技术文件是内部使用的༌被许可方不得删除或更改版权通知或保密通知。如果技术文件是为最终用户准备的༌被许可方可删除或修改版权通知༌前提是被许可方妥善保存了有关该最终用户公司名称和地址的相关记录。

Licensee may make copies of the Technical Documentation solely for internal use by employees who have executed a confidentiality agreement as rigorous as the Confidentiality Agreement set forth in Appendix B. Any copies of such Technical Documentation whether it is in the original or translated form shall continue to maintain Licensor’s copyright notice. Licensee shall not disclose Technical Documentation or the Licensed Technologies to a third-party unless the Licensee has fully complied with the requirements under Section 10. Licensee will be responsible to Licensor for any breach of confidentiality as agreed under Section 10 hereof by Licensee or by a third party to whom Licensee discloses any Technical Documents. If Licensor advises Licensee that changes are required to be made to the Technical Documentation, then Licensee shall commence using the revised Technical Documentation promptly. Licensee shall not remove or alter either the copyright notice or the confidentiality notice if the Technical Documentation is for internal use. Licensee may remove or alter the copyright notice if the Technical Documentation is for an end user so long as Licensee properly keeps relevant records on the company name and address of such end user.

3.2	技术支持和培训的交付
Delivery of Technical Support and Training

3.2.1	许可方同意向被许可方人员提供必要的培训和技术支持 (“培训和支持”) ༌以确保被许可方能够理解和使用许可方对许可产品所使用的技术。
Licensor agrees to provide Training and Technical Support (“Training and Support”) to Licensee’s personnel as reasonably necessary so that Licensee can comprehend and use the technology of Licensor for the Licensed Products.

3.2.2	许可方应当向被许可方提供培训和支持༌使得被许可方能够在合同区域内制造许可产品及其组件和配件༌并熟练与许可产品有关的许可技术༌完全独立地制造出达到许可方技术标准的许可产品 (当前的以及不时更新的)。培训和支持详细内容见本协议附录C。.
Licensor shall provide the Training and Support to Licensee to enable Licensee to manufacture the Licensed Products and components and subassemblies thereof within the Territory as well as become proficient in the Licensed Technologies related to Licensed Products, and to fully independently manufacture the Licensed Products meeting the (current and as updated from time to time) technical standards of Licensor. The details of the Training and Support are set forth in Appendix C hereto.

3.2.3	对于许可方在本协议项下提供的培训和支持的费用༌该等费用应根据本协议附录D规定支付。
In relation to the fees for Training and Support provided by Licensor for Licensee hereunder, such fees shall be paid in accordance with the Appendix D hereto.

4.    转授许可
Sublicensing.
未经许可方和被许可方的共同同意༌被许可方不得再将许可技术转授给他人。

Licensee shall not sublicense the Licensed Technologies without mutual agreement between Licensor and Licensee

5.    许可技术的改进和更新
Improvements and Updates of Licensed Technologies.

5.1	许可技术的研发
Research and Develop of Licensed Technologies
许可方与被许可方可不时地研发、改进、更新或改良许可技术。
Licensor and Licensee may research and develop, adapt, update or make improvements to the Licensed Technologies from time to time.

5.2	改进和更新的保密性
Confidentiality of Improvements and Updates
如此类更新或改进尚未受专利保护༌但需用于第三方交流༌双方应对任何更新或改进保密。任何协议方不得将该等改进告知第三方༌除非该方与相关第三方事前签署保密协议。如协议方将任何改进披露给任何第三方༌而该等第三方违反了保密责任༌则披露方应对另一方负责。
Both Parties shall keep any Updates or Improvements confidential to the extent such Updates or Improvements remain unpatented and are intended for communication to third parties. Each Party shall not communicate the Improvement to a third-party unless a confidentiality agreement has been signed by such Party and such third party before communication. Each Party will be responsible to the other Party for any breach of confidentiality by a third party to whom such Party discloses any Improvements.

5.3	技术文件和许可技术的更新
Updates of Technical Documentation and Licensed Technologies

5.3.1	如果许可方提供的技术文件不适用于被许可方在合同区域当地的生产条件༌则被许可方同意告知许可方该等情况并提供该等技术文件更新的建议。许可方应审查被许可方提出的更新༌并将与被许可方协商༌确定可能适用于此类技术文件的更新。双方同意༌所有此类技术文件的更新均归许可方所有。
If the Technical Documentation provided by Licensor is not applicable to Licensee’s production conditions based on local conditions for the Territory, Licensee agrees to advise Licensor of the same and communicate a proposed Update of such Technical Documentation. Licensor shall review such Update proposed by Licensee and will negotiate with Licensee to decide on the proposed Update which may be applied to such Technical Documentation. The Parties agree that all such Updates of Technical Documentation shall be owned by Licensor.

5.3.2	如果被许可方根据合同区域的当地条件需要更新许可技术༌则被许可方应及时向许可方提交许可技术的任何更新。许可方应审查被许可方提出的更新༌双方应协商决定对许可技术的更新。双方同意༌所有该等许可技术的更新均由许可方拥有。
If Licensee requires any Update of the Licensed Technologies based on local conditions for the Territory, Licensee shall promptly communicate to Licensor any Updates to the Licensed Technologies. Licensor shall review the Update proposed by Licensee and both Parties shall negotiate to decide on the Update to the Licensed Technologies. The Parties agree that all such Updates of the Licensed Technologies shall be owned by Licensor.

5.3.3	为确保许可产品的质量༌未经许可方同意༌被许可方不得引进或使用与许可方提供的许可技术或技术文件相冲突、影响其正常使用或应用的任何软件、技术或专有技术。对于使用许可方品牌的许可产品༌如果被许可方就许可方提供的许可技术或技术文件研发出了一项改进或更新༌则根据第5.3.2条༌在对许可方品牌的许可产品作出任何变更之前༌被许可方应将此项改进或更新告知许可方༌并获得许可方的同意。
To ensure the quality of the Licensed Products, Licensee shall not, without the consent of Licensor, introduce or use any software, technology, or know‑how which conflicts with and affects the proper use or application of the Licensed Technologies or Technical Documentation provided by

Licensor. For the Licensed Products using the brand of Licensor, in the event that Licensee researches or develops an Improvement or Update for the Licensed Technologies or the Technical Documentation provided by Licensor, it shall inform Licensor of such Improvement or Update and seek approval from Licensor pursuant to Section 5.3.2 prior to making any changes to the Licensed Products under the brand of Licensor.

5.3.4	由于技术文件和许可技术属于不断改进或变更的技术༌在本协议整个协议期限内༌根据本协议和合资合同的条款和条件༌被许可方应有权无偿使用许可方不时对技术文件和许可技术作出的修改。任何此类修改或其他相关材料需要翻译的༌应由被许可方承担翻译费用。
Since the Technical Documentation and the Licensed Technologies is a dynamic technology, during the entire Term of this Agreement, Licensee shall have the right, subject to the terms and conditions of this Agreement and the Joint Venture Agreement, to use Licensor’s modifications of the Technical Documentation and the Licensed Technologies as provided from time to time by Licensor. If any such modification or other relevant materials require translation, the Licensee shall bear the translation costs.

6.    研发费用
Development Fees

6.1	研发费用
Development Fees.
关于开发产品的许可༌双方特此确认并同意༌自发货日期起[***]后༌本公司制造的[***]产品及其开发产品净销售收入༈术语定义参见技术许可协议༉的[***]༌[***] 或[***] 产品及其开发产品净销售收入的[***]༌作为协助爱科索的研发༈“研发费用”༉.
In consideration of the Developed Products License, the Parties hereby acknowledge and agree that the Company will pay on [***] of the Net Sales Revenue (as such term defined under Technology License Agreement) of [***] and its developed products,

[***] of the Net Sales Revenue of [***] or [***] and its developed products which were manufactured by the Company as the support for Ekso Bionics’ commitment in development and research (“Development Fees”), after [***]commencing from the Shipment Date.

6.2	研发费用支付方式
Payment Method for Development Fees

6.2.1	[***]内༌被许可人应向许可人提供一份说 ༚
Within [***] after each Quarterly Period the Licensee shall provide the Licensor with a statement (“Payment Statement”), indicating:

(a)	收到的净收益累计金额 (按每个季度[***])༛
the aggregate amount of the received Net Sales Revenue proceeds, [***] for the Quarterly Period;

(b)	被许可方在相关季度期限内制造、出售、转让或另行处置的许可产品总数༛
the total number of Licensed Products manufactured and sold, transferred or Otherwise Disposed of by the Licensee in the relevant Quarterly Period;

(c)	被许可方在相关季度期限内因出售、转让或另行处置的所有许可产品而收到的净售价累计金额༛
the aggregate amount of the received Net Sales Price proceeds of all Licensed Products sold, transferred or Otherwise Disposed Of by The Licensee in the relevant;

(d)	研发费用款项计算的季度期限༛
the Quarterly Period for calculation of Development Fees

(e)	计算研发费用的方法༌包括确定计算研发费用时的所有扣款项༛
the method of calculating Development Fees including an identification of each deduction in the calculation of Development Fees

(f)	研发费用计算所用的汇率༛
the exchange rate used for calculating Development Fees;

(g)	根据本协议准确核对付款所需的其他细节。
such other particulars as are necessary for an accurate accounting of the payments made pursuant to this Agreement.

6.2.2	收到付款说明后[***]工作日内༌许可方应开具每个季度所有应付研发费用的发票༌并提供审核该等费用和其他应付款的各种信息和文件༌以便被许可方在收到该等付款报表后[***]工作日内审核该等应付款项。
The Licensor shall issue the invoice of all payable Development Fees for each Quarterly Period along with the information and documents for reviewing such and other payables within [***] Business Days after receiving such Payment Statement. so that the Licensee can review such expenses and payables within [***] business days after the receipt of payment statements.

6.2.3	收到研发费用发票和随附的充分支持信息和文件༈以便审核相应的应付款༉并确认无误后[***]工作日内༌被许可方应支付发票金额。否则被许可方应退回发票和相关意见༌双方应尽力在[***]工作日内解决被许可方在意见中提出的任何问题。
The Licensee shall pay the amount of the invoice within [***] Business Days upon receipt and confirmation of the invoices for Development Fees and accompanying sufficient supporting information and documents (for reviewing corresponding payables), or otherwise the Licensee shall return the invoices and propose relevant comments. In the latter case, both parties shall endeavor to resolve any issue raised by the Licensee in the comments within [***] business days

6.2.4	所有研发费用款项应以[***]计值༌由被许可方使用[***]支付༌且应通过电汇方式直接转给许可方随时指定的、其在美国银行开立的账户。汇率应以中国人民银行于付款日期公布的汇率为准。
All Development Fees shall be in denominated in [***] and paid by the Licensee in [***], and shall be made by wire transfer directly to the order of the Licensor at any bank in the U.S. designated by the Licensor from time to time. The exchange rate shall be the exchange rate published by the People’s Bank of China on the date of payment.

6.2.5	被许可方应在提交每份并向许可方支付款项后[***]内保持适当的记录༌以便根据本协议验证每份说明和待支付款项。
The Licensee shall keep records adequate to verify each statement and payment to be made pursuant to this Agreement for [***] following the submission of each statement and payment to the Licensor.

6.2.6	对于本协议项下应由被许可方付给许可方的任何款项༈投资款除外)༌若逾期未付༈本协议约定的可以抵扣情况下༌可抵扣之日视为已按期支付༉༌被许可方应以[***]的利率向许可方支付利息。每笔到期金额的利息应从金额到期之日开始计算༌直至许可方实际收到金额款项之日止。支付利息并非专有补偿༌也不得替代许可方因被许可方逾期未支付本协议项下款项而有权获得的其他补偿。
If any payment (excluding payment for investment) due to the Licensor under the Contract is overdue (in the case of any deductible item agreed in the Contract, the payment is deemed as being made in time on the deduction date), the Licensee shall pay interests to the Licensor at a rate of [***] . The interest on each payment due shall be calculated from the date on which the payment is due until the date on which the Licensor actually receives the payment. The payment of interests is not a proprietary compensation and does not replace other compensations that the Licensor is entitled to as a result of the Licensee’s failure to complete the payment under the Contract.

7.    许可专利的挑战
Challenges to Licensed Patents.

7.1	许可限制
License Restriction

在协议期间༌被许可方不得作为他方当事人发起或主动参与任何诉讼或其他法律程序或为之提供实质性支持༌从而使得许可方所拥有的、并授予被许可方的任何专利、专利申请、技术和专有技术失效或限制其范围༌或使得许可方所拥有的任何许可专利的权利要求书失效或限制其范围༌或获得裁定༌使得任何许可专利的权利要求书无法执行或无法获得专利保护。
During the Term, Licensee shall not institute or actively participate as an adverse party in, or otherwise provides material support to, any action, suit or other proceeding to invalidate or limit the scope of any patent, Patent Application, or technology and know-how owned by Licensor and licensed to Licensee or any licensed patent claim or limit to the scope of any licensed patent claim owned by Licensor or obtain a ruling that any licensed patent claim is unenforceable or not patentable.

8.    许可技术以及第三方侵权索赔的执行
Enforcement of Licensed Technologies and Third-party Infringement Claims

8.1	侵权或第三方索赔的通知
Notice of Infringement or Third-party Claims
如果(a)任何一方认为༌许可专利或许可技术和专有技术受到合同区域内或区域外某一第三方的侵害或盗用༌或者(b)如果某一第三方宣称任何许可专利无效或无法执行或声称某一许可产品或其使用、开发、制造、销售等侵犯了该第三方合同区域内或区域外的知识产权༌持有该想法或认识的一方应立即向另一方提供书面通知༌并提供该方所知的该等侵权或主张༈如适用༉的所有细节。
If (a) either Party believes that a Licensed Technology is being infringed or misappropriated by a third party in the Territory or outside the Territory, or (b) if a third party alleges that any licensed patent is invalid or unenforceable or claims that a Product, or its use, development, manufacture or sale infringes such third party’s intellectual property rights in the Territory or outside the Territory, the Party possessing such belief or awareness of such claims shall promptly provide written notice to the other Party and provide it with all details of such infringement or claim, as applicable, that are known by such Party.

8.2	提起诉讼或辩护的权利
Right to Bring Action or Defend

8.2.1
许可方或被许可方没有义务依法执行许可专利的专利权。但是༌许可方和被许可方均有权对任何可能侵权的第三方强制执行许可产品的专利权。若许可方选择不强制执行许可专利༌则被许可方根据本协议应有权对第三方强制执行许可专利。当协议任一方༈许可方或被许可方༉选择执行许可专利的专利权时༌该方将承担所有与此相关的费用和风险༌如果成功༌在扣除与专利权的执行直接相关的所有合理费用后༌该方将与本协议的另一方按照[***]的比例来分配获得的损害赔偿金额。如未获成功༌该方将承担因该等诉讼而产生的所有费用和损害赔偿。

No obligations are placed upon either Licensor or Licensee to legally enforce the licensed patents.  However, Licensor shall have the initial right to enforce the Licensed Products against any potentially infringing third party.  If Licensor elects not to enforce the licensed patents, then Licensee shall have that right under this Agreement to enforce the licensed patents against the third party.  When either Party to this Agreement (Licensor or Licensee) elects to enforce the licensed patents, that Party will assume all costs and risks associated with such enforcement and, if successful, will split all damage amounts awarded with the other Party of this Agreement, on [***] split in favor of the Party electing to enforce the Licensed Patents, after first deducting all reasonable expenses directly associated with the patent enforcement. If unsuccessful in the foregoing scenario, such Party will bear all costs and damages incurred in the prosecution of such suit.

8.2.2	如果许可方提起诉讼或为任何此类诉讼进行辩护༌则被许可方应在所有方面配合许可方༌并以一切合理的方式提供协助༌包括其雇员应要求作证༌并提供有效调查结果或与审判相关的记录、文件、信息、样品、标本等。被许可方可以先承担费用༌前提是在支付该等费用之前༌许可方已收到书面通知༌许可方会补偿被许可方在提供此类协助时自行承担的所有合理费用。
If Licensor brings or defends any such proceeding, Licensee shall cooperate in all respects with Licensor in the conduct thereof, and assist in all reasonable ways, including having its employees testify when requested and make available for discovery or trial exhibit relevant records, papers, information, samples, specimens, and the like. Licensee may bear the expenses first so long as Licensor is provided with written notification prior to bearing such expenses, and Licensor will reimburse Licensee of any reasonable out-of-pocket expenses incurred on an on-going basis by Licensee in providing Licensor such assistance.

8.3	追偿与和解
Recovery and Settlement
如果许可方对任何许可技术发起诉讼或进行辩护༚
If Licensor undertakes the enforcement or defense of any Licensed Technologies:

8.3.1	因该诉讼或其他法律程序而产生的任何追偿、损害赔偿或和解应由许可方完整保留༛以及
any recovery, damages or settlement derived from such suit, action or other proceeding shall be retained in its entirety by Licensor; and

8.3.2	许可方可在未获得被许可方事前书面同意的情况下༌通过同意令、和解或其他自愿最终处置来解决任何诉讼或其他法律程序༌但前提是༌在未获得被许可方事前书面同意༈该同意不可无故扣留或延迟༉的情况下༌许可方不得以不利于被许可方的权利的方式解决任何诉讼或其他法律程序。
Licensor may settle any such suit, action or other proceeding, whether by consent order, settlement or other voluntary final disposition, without the prior written approval of Licensee provided that Licensor shall not settle any such suit, action or other proceeding in a manner that adversely affects the rights of any of Licensee without Licensee’s prior written consent, which consent may not be unreasonably withheld or delayed.

8.4	介入权
March-in Rights
如果针对被许可方发起了任何诉讼或其他法律程序༌声称其任何许可技术无效或侵权༌则许可方应有权自行决定༚(a)在诉讼或其他法律程序开始后[***]工作日内介入并接管此类诉讼或其他法律程序的相关辩护༌相关费用由其自行承担

༛或(b)与提出上述索赔的第三方协商༌以使被许可方获得处于争议下的许可技术的交叉许可。无论许可方作何选择༌许可方应使被许可方、其高级职员、董事、雇员、代理人、关联方、继承人和受让方免受因第三方索赔而造成的损失。
If any suit, action or other proceeding alleging invalidity or non-infringement of any Licensed Technology is brought against Licensee, Licensor, at its option, shall have the right: (a) within [***] Business Days after commencement of such suit, action or other proceeding, to intervene and take over the sole defense of the suit, action or other proceeding at its own expense; or (b) negotiate with the third party who makes the aforementioned claim so as to cause Licensee to obtain the cross-license of the disputed Licensed Technology. For whichever option Licensor chooses, Licensor shall indemnify, defend, and hold Licensee, its officers, directors, employees, agents, Affiliates, successors and assignees harmless from the Losses resulting from such claim of the third party.

9.    遵守法律
Compliance with Laws.

9.1	专利标记
Patent Marking
对于合同区域内许可技术的任何已发布专利༌被许可方应遵守相关国家与专利标记有关的法律法规。
Licensee shall comply with the patent marking provisions and Laws of the relevant countries for any issued patents from the Licensed Technologies inside the Territory.

9.2	技术文件和非专利制造技术标记
Technical Documentation and Non-patented Manufacturing Technology Marking
被许可方应遵守合同区域内与专利标记有关的法律法规༌或按照许可方的指示对任何技术文件或非专利制造技术进行标记。

Licensee shall comply with marking provisions and Laws within the Territory or as instructed by Licensor to mark any Technical Documentation or non-patented manufacturing technology.

9.3	监管机构的批准
Regulatory Clearance
对于按照本协议制造、组装或出售的、或由被许可方制造、组装或出售的许可产品༌被许可方应遵守与此相关的所有法规和安全标准༌并对合同区域内许可产品的开发、生产、分销、销售和使用༌获得所有必要的政府审批༌包括任何安全证书༌相关费用由被许可方承担。对于合同区域内此类许可产品的使用༌被许可方应负责并提供适当的警告标签、包装和说明。
Licensee shall, at Licensee’s expense, comply with all regulations and safety standards concerning Licensed Products, manufactured, assembled or sold in accordance with this Agreement, or manufactured, assembled, or commercialized by or under the authority of Licensee and obtain all necessary governmental approvals for the development, production, distribution, sale and use of Licensed Products in the Territory, including any safety or security certifications. Licensee shall have responsibility for and provide suitable warning labels, packaging and instructions as to the use for such Licensed Products in the Territory.

10.    保密条款
Confidentiality.

10.1	保密义务
Confidentiality Obligations
接收方承认༌其将从披露方获得与本协议相关的保密信息。作为与保密信息一同提供的条件༌接收方应承担如下义务༚

The Receiving Party acknowledges that in connection with this Agreement it will gain access to Confidential Information of the Disclosing Party. As a condition to being provided with Confidential Information, the Receiving Party shall:

10.1.1	除绝对有必要使用保密信息༌以行使其在本协议项下的权利并履行其在本协议项下的义务之外༌不得使用披露方的保密信息༛以及
not use the Disclosing Party’s Confidential Information other than as strictly necessary to exercise its rights and perform its obligations under this Agreement; and

10.1.2	根据第10.2条严格保密披露方的保密信息༌未经披露方事先书面同意༌不得披露披露方的保密信息༌但前提是༌接收方可向其以下代表披露保密信息༚
maintain the Disclosing Party’s Confidential Information in strict confidence and, subject to Section 10.2, not disclose the Disclosing Party’s Confidential Information without the Disclosing Party’s prior written consent, provided, however, the Receiving Party may disclose the Confidential Information to its Representatives who:

(a)	为了接收方履行或行使本协议项下有关保密信息的权利༌有必要了解保密信息的代表༛
have a need to know the Confidential Information for purposes of the Receiving Party’s performance, or exercise of its rights concerning the Confidential Information, under this Agreement;

(b)	已知悉相关约束条件的代表༛以及
have been apprised of this restriction; and

(c)	受书面保密协议约束的代表༌至少与第10.1条中的规定具有同等限制性༌但前提是༌接收方应负责确保其代表遵守该协议༌并对其代表违反本第10.1条的行为负责。
are themselves bound by written nondisclosure agreements at least as restrictive as those set forth in Section 10.1, provided further that the Receiving Party shall be responsible for ensuring its Representatives’

compliance with, and shall be liable for any breach by its Representatives of, Section 10.1.
接收方应合理保护保密信息༌其保护程度至少不低于许可方对保密信息的保护༌确保披露方的保密信息不在本协议允许的范围之外使用或披露。
The Receiving Party shall use reasonable care, at least as protective as the efforts Licensor uses for Licensor’s Confidential Information, to safeguard the Disclosing Party’s Confidential Information from use or disclosure other than as permitted hereby.

10.2	例外情况
Exceptions
若接收方根据法律要求需要披露任何保密信息༌则接收方应༚
If the Receiving Party becomes legally compelled to disclose any Confidential Information, the Receiving Party shall:

10.2.1	及时向披露方发出书面通知༌以便披露方可以寻求保护令或其他适当补救措施或放弃其在第10条项下的权利༛以及
provide prompt written notice to the Disclosing Party so that the Disclosing Party may seek a protective order or other appropriate remedy or waive its rights under Section 10; and

10.2.2	仅披露法律要求其提供的部分保密信息。
disclose only the portion of Confidential Information that it is legally required to furnish.
如果未获得保护令或其他补救措施༌或披露方放弃了其在第10条项下的权利༌则接收方应采取合理措施༌确保保密信息将得到妥善处理༌相关费用由披露方承担。
If a protective order or other remedy is not obtained, or the Disclosing Party waives compliance under Section 10, the Receiving Party shall, at the Disclosing Party’s expense, use reasonable efforts to obtain assurance that confidential treatment will be afforded the Confidential Information.

10.3	保密协议
Confidentiality Agreement

10.3.1	被许可方理解许可方在本协议项下向被许可方提供的许可技术以及技术文件的保密性༌并特此承诺对与许可方在本协议项下提供的许可技术以及技术文件相关的所有数据和信息保密。被许可方进一步同意遵守本协议所附保密协议 (附件B) 中保密条款༌并通过本协议附件B与其员工签订保密协议。
Licensee understands the confidential nature of Licensed Technologies and the Technical Documentation to be provided to Licensee by Licensor hereunder, and hereby undertakes to keep secret and confidential all data and information relating to Licensed Technologies and the Technical Documentation provided by Licensor hereunder. Licensee further agrees to be bound by the confidentiality provisions set forth in the Confidentiality Agreement (Appendix B) hereto and to enter into with its employees substantially in this form attached as Appendix B to this Agreement.

10.3.2	被许可方进一步代表其自身及其员工、代理人及其员工同意对许可方在本协议项下提供的许可技术以及技术文件保密。根据第3.2条接受培训的被许可方员工以及被许可方指定接受培训的任何人员应在培训开始前签署保密协议 (即本协议附件B)。
Licensee further agrees on behalf of itself and its employees, its agents and their employees, to maintain the confidentiality of all the Licensed Technologies and Technical Documentation disclosed by Licensor pursuant to this Agreement. The employees of, and any personnel designated by Licensee to receive Training pursuant to Section 3.2 shall sign prior to the commencement of such Training, the Confidentiality Agreement, attached as Appendix B hereto.

11.    声明与保证

Representations and Warranties.

11.1	双方声明和保证
Mutual Representations and Warranties
一方向另一方声明和保证༌截止本协议日期༚
Each Party represents and warrants to the other Party that as of the date of this Agreement:

11.1.1	各方是根据其注册成立管辖区的法律法规正式成立、有效存续且正常运营的公司或其他实体༈如本协议所述༉༛
it is duly organized, validly existing and in good standing as a corporation or other entity as represented herein under the Laws and regulations of its jurisdiction of incorporation, organization or chartering;

11.1.2	拥有并在整个协议期限内保留订立本协议并履行其项下义务的完整权利和权力༛
it has, and throughout the Term shall retain, the full right, power and authority to enter into this Agreement and to perform its obligations hereunder;

11.1.3	在本协议末尾处签署本协议的代表是经各方所有必要公司程序正式授权的༛以及
the execution of this Agreement by its representative whose signature is set forth at the end hereof has been duly authorized by all necessary corporate action of the Party; and

11.1.4	当该方签署并交付时༌本协议应构成该方的合法、有效和有约束力的义务༌并可根据其条款对该方强制执行。
when executed and delivered by such Party, this Agreement shall constitute the legal, valid and binding obligation of that Party, enforceable against that Party in accordance with its terms.

11.2	被许可方的声明和保证

Licensee’s Representation and Warranties

11.2.1	被许可方声明并保证༌至本协议生效日༌其尚未收到任何索赔、潜在索赔、诉讼或法律程序的通知༌且并未获知或无理由获知任何以下信息༚(a)可能使得任何许可专利的任何权利要求失效或无效或不可执行的信息༛(b)证明许可产品不受任何许可专利的任何权利要求所覆盖的信息༛或(c)导致任何许可专利的任何权利要求未能发生༌或与其目前未决范围相比严重受限的信息。
Licensee represents and warrants that, up to the execution date of this Agreement, it has not received any notice or threat of any claim, suit, action or proceeding, and has no knowledge or reason to know of any information, that could: (a) invalidate or render unenforceable any claim of any Licensed Patent; (b) prove that the Licensed Products are not covered by any claim of any Licensed Patent; or (c) cause any claim of any Licensed Patent to fail to occur or be materially limited or restricted as compared with its currently pending scope.

11.2.2	被许可方声明并保证༌在协议期限内༌在许可方提供充分的技术文件、技术支持和培训的前提下༌被许可方分销、使用、制造和/或销售的许可产品的标准应与许可方在美国生产的标准化许可产品的标准相同༌但前提是༚许可方应根据本协议提供技术文件以及培训和支持༌被许可方承担技术文件的所有翻译费用༌并向许可方报销其根据本协议提供培训和支持所产生的费用。
Licensee represents and warrants that, during the Term, the standard of Licensed Products distributed, used, manufactured and/or sold by the Licensee shall be as same as Licensor’s standardized Licensed Products produced in the U.S.A., provided that Licensor provides the Technical Documentation and Training and Support in accordance with this Agreement, where Licensee undertakes all the fees of translating the Technical Documentation and reimburses the costs and expenses incurred by Licensor from the Training and Support in accordance with this Agreement.

11.3	许可方声明与保证
Licensor Representations and Warranties

在本协议签署之前༌许可方声明并保证༚
Licensor represents and warrants, up to the execution of this Agreement:

11.3.1	其拥有许可和披露许可技术和技术文件的充分法定权利。许可方声明和保证所提供的技术在所有重要方面均完整、无误、有效༌并未侵犯第三人的权益༌能够达到本合同约定的目的。但是༌当被许可方使用的关键材料或设备并非技术文件或许可技术中详述的材料或设备༌或使用的程序在各方面并不符合技术文件或许可技术或许可方的其他指示时༌此类声明和保证不适用。
it has the full legal right to license and disclose the Licensed Technologies and the Technical Documentation. Licensor represents and warrants that the technologies it provides is complete, correct and effective in a material way and does not infringe the rights and interest of any third party and can achieve the purpose of this Agreement . However, such representation and warranty shall not be applicable where the Licensee uses key materials or equipment other than those detailed in the Technical Documentation or the Licensed Technologies, or uses procedures which do not follow in all respects the Technical Documentation or the Licensed Technologies or other instructions of Licensor.

11.3.2	除上述规定外༌许可技术不包含任何可能会影响或限制许可方在本协议项下许可的产权负担༌也未与任何第三方订立可能会影响或限制许可方在本协议项下许可的任何协议。
Except as set forth above, the Licensed Technologies do not contain any encumbrances that would affect or limit the license of Licensor under this Agreement, and there is no agreement entered into with any third party that would affect or limit the license of Licensor under this Agreement.

11.3.3	许可方尚未收到任何索赔、潜在索赔、诉讼或法律程序的通知༌且并未获知或无理由获知任何以下信息༚(a)可能使得许可技术中任何专利的任何权利要求失效或无效或不可执行的信息༛(b)导致许可技术中任何专利申请的任何权利要求未能发布༌或与其目前未决范围相比严重受限的信息。

Licensor has not received any notice or threat of any claim, suit, action or proceeding, and has no knowledge of or reason to know any information, that could: (a) invalidate or render unenforceable any claim of any patent included in the Licensed Technologies; (b) cause any claim of any Patent Applications included in the Licensed Technologies to fail to issue or be materially limited or restricted as compared with its currently pending scope.

11.3.4	许可方能够按照本协议约定交付技术文件并提供培训和支持༛
Licensor is capable of delivering the Technical Documentation and providing Training and Support as agreed in this Agreement;

11.3.5	被许可方向许可方支付研发费用的前提是许可方保证会在任一项现有产品、开发产品的研发项目成果出来后在[***]授权并交付被许可方使用。若许可方未遵守上述规定༌被许可方有权拒绝支付本合同项下的研发费用༌并要求许可方退还被许可方已向其支付的所有研发费用。
Licensee would pay Licensor Development Fees provided that Licensor warrants that it will be authorized and delivered to Licensee within [***] after the results of any current products and developed products R&D projects come out. Where Licensor violates the above terms, Licensee has the right to refuse the payment of Development Fees hereunder and to request Licensor to refund all the Development Fees paid by Licensee.

12.    责任限制
Liability Limitations

12.1	免责声明。由于许可方不控制合同区域内许可产品的生产、处理和使用༌被许可方同意༌对于由于本协议的履行而导致的任何实际或间接损害赔偿༌包括在合同区域内许可产品的生产、处理和使用中༌被许可方与第三方交易而发生的任何责任༌许可方不承担任何责任༌但因许可方违反本协议11.3条声明与保证而给被许可方造成直接损失除外。

Liability Disclaimer As the Licensor will not control the production, disposition and use of Licensed Products in the Territory, Licensee agrees that Licensor will not be liable for any damages, actual or consequential, as a result of the performance under this Agreement, including any liabilities arising from third party dealings by Licensee in the production, disposition and use of the Licensed Products in the Territory, except for direct losses caused to the Licensee by the Licensor’s breach of its representations and warranties under Article 11.3 of this Agreement.

12.2
间接损害赔偿及其他间接损害赔偿的除外在法律允许的最大限度内༌对于任何伤害或声誉、业务、产量、收入、利润、预期利润、合同或机会的损失༈无论是否归类为损害赔偿༉或任何后果性的、附带的、间接的、惩戒性的、特殊的、惩罚性的或加重的损害赔偿༌无论是否是由于违约、侵权行为༈包括过失༉、严格责任、产品责任或其他因素༈包括本协议的签订、履行或违约༉造成的༌无论此类损失或损害是否是可预见的或被要求承担该等责任的一方是否已被告知此类损失或损害的可能性༌协议任一方均不应对另一方负责༌尽管没有就其基本目的达成任何协议或其他补救办法༌但由于第三方索赔而造成的协议任一方的损失应视为直接损失。

Exclusion of consequential and other indirect damages. To the fullest extent permitted by law, either party shall not be liable to the other party for any injury to or loss of goodwill, reputation, business, production, revenues, profits, anticipated profits, contracts or opportunities (regardless of how these are classified as damages), or for any consequential, incidental, indirect, exemplary, special, punitive or enhanced damages whether arising out of breach of contract, tort (including negligence), strict liability, product liability or otherwise (including the entry into, performance or breach of this agreement), regardless of whether such loss or damage was foreseeable or the party against whom such liability is claimed has been advised of the possibility of such loss or damage, and notwithstanding the failure of any agreed or other remedy of its essential purpose, but either party’s losses incurred by a third party claim shall be regarded as direct losses.

13.    免责
Indemnification.

13.1	被许可方免责
Licensor Indemnification

13.1.1	许可方应使被许可方免受在合同区域内发生的知识产权侵权的合理索赔༌如果该侵权仅是因许可技术而引起的༌且被许可方同意按照要求协助许可方并尽量减少任何可能产生的损害赔偿。
Licensor shall indemnify Licensee against reasonable claims of intellectual property infringement by Licensee which occur in the Territory to the extent solely arising from the Licensed Technologies, with Licensee agreeing to assist Licensor as requested and to minimize any potential damages.

13.1.2	尽管有第13.1.1条所述规定༌许可方在以下情况下不应免除被许可方的责任༚
Notwithstanding the indemnity provided in Section 13.1.1, Licensor shall not indemnify Licensee if:

(a)	被许可方对许可产品进行了技术文件中所述以外的其他修改༌而此类修改造成了相关损失༛
Licensee modifies other than as detailed in the Technical Documentation the Licensed Products and such modification has contributed to the relevant Losses;

(b)	被许可方在未得到许可方书面指示或批准的情况下༌将许可产品与被许可方或任何第三方的设备或关键材料结合或按照其进行修改༌而非按照技术文件中所述的设备或材料༛
Licensee combines or modifies the Licensed Products with Licensee’s or any third-party’s equipment or key materials other than those detailed in the Technical Documentation without expressed written instruction or approval from Licensor;

(c)	被许可方未遵守许可方的规范、许可技术、技术文件中规定的程序或许可方对许可产品的其他指示༛

Licensee fails to comply with Licensor specifications, the Licensed Technologies, the procedures set out in the Technical Documentation or as otherwise instructed by Licensor for the Licensed Products;

(d)	在许可方与被许可方沟通了第三方关于许可产品的请求或将该请求通知到被许可方的情况下༌被许可方未遵守该请求。
Licensee fails to comply with a request from a third-party related to the Licensed Products so long as Licensor communicates such request or provides notice to Licensee of such request.

13.2	许可方免责
Licensee Indemnification
被许可方应使许可方及其关联方、继承人以及受让方免受因以下原因而造成的损失༚(a)被许可方违反本协议项下的任何声明、保证、约定或义务。
Licensee shall indemnify, defend and hold harmless Licensor and its Affiliates, their respective successors and assigns against all Losses arising out of (a) Licensee’s breach of any representation, warranty, covenant or obligation under this Agreement.

14.    期限与终止。
Term and Termination.

14.1	期限
Term
本协议应被视为自生效日起开始生效༌除非依照第14.2条提前终止༌本协议将按许可产品、地区和省份在合同区域内对各产品和各区域或省份继续有效༌直至合资经营企业合同到期或终止。
This Agreement shall be deemed to have commenced on the Effective Date and, unless terminated earlier in accordance with Section 14.2, remain in force for each Product and each region or province in the Territory on a Licensed-Product-by-

Licensed-Product and region-by-region or province-by-province basis until the Joint Venture Contract to create Licensee expires or is terminated.
第14.1条中规定的期限༌或根据第14.2条提前终止本协议而可能导致的较短期限༌统称为“期限”。
The period set forth in Section 14.1, or such shorter period as may result from the earlier termination of this Agreement in accordance with Section 14.2 shall collectively be referred to as the “Term.”

14.2	终止事由
Termination for Cause
在以下情况下༌许可方应有权立即书面通知被许可方༌终止本协议༚
Licensor shall have the right to terminate this Agreement immediately by giving written notice to Licensee if:

14.2.1	被许可方对本协议构成重大违约༌且如果该违约行为是可纠正的༌被许可方未能在许可方书面通知其违约行为后[***]内纠正该违约行为༌该重大违约行为包括但不限于༚
Licensee materially breaches this Agreement and, if such breach is curable, fails to cure such breach within [***] of Licensor’s written notice of such breach, which material breaches include but not limited to:

(a)	被许可方未遵守本协议授予许可的地域范围或业务范围༛
Licensee fails to comply with the geographical scope or the scope of business of the license granted hereunder;

(b)	被许可方违反许可技术的保密义务༛
Licensee breaches the confidentiality obligations of the Licensed Technologies;

(c)	被许可方违反本协议第7条。
Licensee violates Sections 7of this Agreement.

15.    其他
Miscellaneous.

15.1	不可抗力
Force Majeure
若因超出其合理控制的原因༈包括任何战争行为༈宣战或未宣战༉、外敌入侵、外敌行为、任何反叛行为、暴乱、民变、罢工、恐怖行为或行动、怠工、闪电、火灾、地震、海啸、非常洪水、暴雨、旋风、台风、龙卷风或其他自然灾害或天灾༛传染病或瘟疫、罢工、按章怠工、怠工抗议等等༈受影响方员工或该方股东的任何直接或间接附属机构、母公司或子公司员工造成的除外༉༉导致未履行或延迟履行义务༌则任何一方均不会因未履行或延迟履行其在本协议项下的义务而造成违约。
Neither Party shall be in default hereunder by reason of any failure or delay in the performance of its obligations hereunder, except for both Parties’ payment obligations hereunder, where such failure or delay is due to any cause beyond its reasonable control, including any act of war (whether declared or not), invasion or act of foreign enemy; any act of rebellion, riot, civil commotion, strike, act or campaign of terrorism, or sabotage; lightning, fire, earthquake, tsunami, unusual flood, storm, cyclone, typhoon, tornado or other natural calamity or act of God; epidemic or plague; strikes, work-to-rule or go-slows (other than by employees of the affected Party or by employees of any direct or indirect Affiliate, parent or subsidiary of any shareholder of such Party).

15.2	争议解决
Dispute Resolution
参照《合资经营企业合同》执行。
Any and all disputes shall be resolved with reference to the Joint Venture Contract.

15.3	无公开声明

No Public Statements
任何情况下༌无另一方的事先书面许可༈不得无故撤销或推迟༉༌一方不得发布或公开与本协议相关的任何公告、声明、新闻公告或其他宣传或推广资料༌或者除非本协议明确许可༌否则任何一方不得使用另一方的商标、服务商标、商业名称、标志、域名或其他货源、协会或保证人标记。
Neither Party shall issue or release any announcement, statement, press release or other publicity or marketing materials relating to this Agreement, or, unless expressly permitted under this Agreement, otherwise use the other Party’s trademarks, service marks, trade names, logos, domain names or other indicia of source, association or sponsorship, in each case, without the prior written consent of the other Party, which shall not be unreasonably withheld or delayed.

15.4	通知
Notices
本协议项下的所有通知、请求书、同意书、索赔、要求书、豁免书以及其他通信文件均应采取书面形式༌且应视为业已根据本条规定进行交付。
All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been delivered in accordance with this Section:

许可方༚ If to Licensor:
美国加利福尼亚州里士满港口大道南1414号2101室༈邮政编码༚94804༉
1414 Harbour Way South, Suite 1201 Richmond, California 94804 U.S.A
电话༚[***]
Tel: [***]
传真༚[***]
Facsimile: [***]
电子邮箱༚[***]
E-mail: [***]
收件人༚首席执行官
Attention: Chief Executive Officer

被许可方༚ If to Licensee:	爱科索智能机器人有限公司 Exoskeleton Intelligent Robotics Co. Limited [***] [***] 电话༚[***] Tel: [***] 电子邮箱༚[***] E-mail: [***] 收件人༚[***] Attention: [***]

在以下情况下༌按照第15.4条规定发出的通知应被视为已有效送达༚(a) 如果亲手交付༌在收到时视为送达༈提供书面接收确认文件༉༛(b) 如果由全国认可的次日送达快递发送༌在收到时视为送达༈需要已签收回执༉༛或(c) 如用传真或电子邮件༈在不同情况下༌提供传输确认文件༉发送༌如果在收件人正常营业时间发送༌则视为当天已送达༌如果在收件人正常营业时间后发送༌则视为次日已送达。
Notices sent in accordance with Section 15.4 shall be deemed effectively delivered: (a) when received, if delivered by hand (with written confirmation of receipt); (b) when received, if sent by a nationally recognized overnight courier (receipt requested); or (c) on the date sent by facsimile or e-mail (in each case, with confirmation of transmission), if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient.

15.5	释义
Interpretation
根据本协议༚ (a)“包括”一词及该词其他形式均按照“包括但不限于”理解༛ (b) “或者”一词具有包含性༛及 (c) “此中”、“于此”、“在此”、“对此”和“依此”均系指本协议整体。
For purposes of this Agreement: (a) the words “include,” “includes” and “including” shall be deemed to be followed by the words “without limitation”; (b) the word “or” is not exclusive; and (c) the words “herein,” “hereof,” “hereby,” “hereto” and “hereunder” refer to this Agreement as a whole.
除非上下文另有要求༌本协议中所指༚(a)条和附件系指本协议的条款和所附附件༛(b)协议、文书或其他文件系指在其允许的范围内不时修订、补充和修改的协议、文书或其他文件༛以及(c)法规系指不时修订的法规༌包括该法规的任何后续立法及其项下颁布的任何条例。本协议在解读过程中无需考虑任何推定或其他规则༌该推定或其他规则要求对负责起草/促使起草文书的一方进行不利解读。本协议所提到的任何附表应解释作为本协议的组成部分༌如同本协议中的明文规定。
Unless the context otherwise requires, references herein: (a) to Sections and Schedules refer to the Sections of and Schedules attached to, this Agreement; (b) to an agreement, instrument or other document means such agreement, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof; and (c) to a statute means such statute as amended from time to time and includes any successor legislation thereto and any regulations promulgated thereunder. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the Party drafting an instrument or causing any instrument to be drafted. Any Schedules referred to herein shall be construed with, and as an integral part of, this Agreement to the same extent as if they were set forth verbatim herein.

15.6	标题
Headings
本协议标题仅供参考༌不影响本协议解释。
The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.

15.7	完整协议
Entire Agreement
本协议系《合资经营企业合同》的附件之一༌是其不可分割的组成部分。本协议及其所有附表、附件以及其中所指其他文件一起构成双方就本协议主旨所达成的唯一且完整的协议༌并取代所有先前或临时就该主旨达成的各项谅解和协议༌无论书面或口头。
This Agreement is one of appendixes to and an integral part of the Joint Venture Contract. This Agreement, together with all Schedules, Appendices, and any other documents incorporated herein by reference, constitutes the sole and entire agreement of both Parties to this Agreement with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter.

15.8	转让
Assignment
如事先未获得许可方的书面同意༌被许可方不得通过法律运作转让或以其他方式转让其在本协议项下的任何权利༌或委托或以其他方式转移其在本协议项下

的任何义务或履约责任༌无论是否自愿或非自愿。在上述规定中༌且在不限制其普遍性的情况下༌被许可方的任何兼并、合并或重组༈无论被许可方是否作为实体存续或消亡༉应当被视为转让本协议项下的权利、义务或履约责任༌因此༌应事先获得许可方的书面同意。任何委托或其他转让均不能免除被许可方在本协议项下的任何义务或履约责任。任何违反第15.8条的所谓转让、委托或转移均属无效。在事先未获得被许可方同意的情况下༌许可方可自由转让或以其他方式转让其在本协议项下的任何权利༌或委托或以其他方式转移其在本协议项下的任何义务或履约责任。本协议对双方、各自许可继承人和受让方具有约束力༌且对上述各方有利。
Licensee shall not assign or otherwise transfer any of its rights, or delegate or otherwise transfer any of its obligations or performance, under this Agreement, in each case whether voluntarily, involuntarily, by operation of Laws or otherwise, without Licensor’s prior written consent. For purposes of the preceding sentence, and without limiting its generality, any merger, consolidation or reorganization involving Licensee (regardless of whether Licensee is a surviving or disappearing entity) shall be deemed to be a transfer of rights, obligations or performance under this Agreement for which Licensor’s prior written consent is required. No delegation or other transfer will relieve Licensee of any of its obligations or performance under this Agreement. Any purported assignment, delegation or transfer in violation of Section 15.8 is void. Licensor may freely assign or otherwise transfer all or any of its rights, or delegate or otherwise transfer all or any of its obligations or performance, under this Agreement without Licensee’s consent. This Agreement is binding upon and inures to the benefit of both Parties and their respective permitted successors and assigns.

15.9	无第三方受益人
No Third Party Beneficiaries
本协议仅对双方及各自继承人和许可受让方有利༌本协议中的任何条款༈明示或暗示༉均不旨在或不得授予任何其他人任何法律或衡平法权利、权益或任何性质补救。
This Agreement is for the sole benefit of both Parties and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever, under or by reason of this Agreement.

15.10	修订༛修改༛弃权
Amendment; Modification; Waiver
本协议的修改、修订或增补需以书面形式提出并由双方签字同意后方视作有效。除非弃权方以书面形式提出弃权并签字༌否则不得认为该方对本协议的任何规定予以弃权。除非本协议另行规定༌否则未行使或延迟行使本协议项下的任何权利、补救、权力或特权༌不得理解或视作放弃上述权利、补救、权力或特权༛单独行使或部分行使本协议项下权利、补救、权力或特权的行为也不得影响以任何其他方式行使或进一步行使上述权利、补救、权力或特权༌亦不得影响该协议方行使任何其他权利、补救、权力或特权。
This Agreement may only be amended, modified or supplemented by an agreement in writing signed by each Party hereto. No waiver by either Party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the waiving Party. Except as otherwise set forth in this Agreement, no failure to exercise, or delay in exercising, any rights, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

15.11	可分割性
Severability
若本协议任何条款或规定无效、非法或不可在任何管辖区执行༌则该等条款不得影响本协议任何其他条款或规定༌或使其他条款或规定在任何其他管辖区无效或不可执行。在确定任何条款或规定无效、非法或不可执行时༌本协议双方应通过真诚协商修改本协议༌以双方均可接受的方式༌在尽可能不影响双方原始意图的情况下进行修改༌从而使得预期的交易尽可能按照最初的预期完成。
If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon a determination that any term or other provision is invalid, illegal or unenforceable, both Parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of both Parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

15.12	适用法律༛管辖权问题
Governing Law; Submission to Jurisdiction
参照《合资经营企业合同》执行。
The Joint Venture Contract shall apply.

15.13	副本
Counterparts
本协议可按一式多份签署༌每份文本均应视为正本༌所有文本应共同视作相同的法律文件。通过传真、电子邮件或其他电子传输形式交付的本协议签字复印件应视为与本协议交付的原签字复印件具有同等法律效力。
This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.
【以下是签名页】
[SIGNATURE PAGE FOLLOWS]
本协议双方正式授权高级职员已于文首所载日期签订本协议༌以昭信守。
IN WITNESS WHEREOF, both Parties have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

爱科索仿生机械有限公司

EKSO BIONICS, INC.
签署人_________________
By_____________________
姓名༚
Name:
职务༚
Title:

爱科索智能机器人有限公司
EXOSKELETON INTELLIGENT ROBOTICS CO. LIMITED
签署人_________________
By_____________________
姓名༚
Name:
职务༚
Title:

附件A

许可产品
APPENDIX A

LICENSED PRODUCTS

•	EksoGT

•	EksoVest

•	EksoZeroG Arm

•	开发产品

•	Developed Products

•	由被许可方生产的与上文所述相关的组件和配件

•	Components and subassemblies related to the above and manufactured by the Licensee

附件B

保密协议
APPENDIX B

CONFIDENTIALITY AGREEMENT
[***]

附件C

培训和支持
APPENDIX C

TRAINING AND SUPPORT

[***]

附件D
APPENDIX D THE EXPENSES

[***]

附录 E 交付物清单
APPENDIX E LIST OF DELIVERABLES
[***]